UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549

                                FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

Date of Report   March 16, 1998
(Date of earliest event reported)   February 27, 1998


                             THE BEARD COMPANY
          (Exact name of registrant as specified in its charter)

         Oklahoma                    0-12396                    73-0970298
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)

                             Enterprise Plaza
                            5600 N. May Avenue
                                 Suite 320
Oklahoma City, Oklahoma                                        73112
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (405) 842-2333


                                    N/A
        (Former name or former address, if changed since last report)

Item 2.  Acquisition of Assets.

On February 9, 1998, The Beard Company (the "Company") formed a new subsidiary, Interstate Travel Facilities, Inc. ("ITF"), which, on February 27, 1998, acquired three properties from Mr. and Mrs. Toby B. Tindell and Tindell Enterprises, Inc. for a total purchase price of $2,061,000. The purchase was effective at the close of business on February 28, 1998.

A brief description of the assets involved, all three of which are located in the Greater Oklahoma City Metroplex, is as follows:

   (1) The first property contains a service station, convenience store and a restaurant and is located at 6800 N. I-35 Industrial Boulevard, Guthrie, Oklahoma, at the Seward Road East exit along Interstate Highway 35 ("I-35").

   (2) The second property contains a service station and convenience store and is located in Edmond, Oklahoma, at the Waterloo Road East exit on I-35.

   (3) The third property is presently undeveloped and is located in Edmond, Oklahoma, at the Waterloo Road West exit on I-35.

The $2,060,876 purchase price was comprised of a 15-year, unsecured 5.93% promissory note from ITF in the amount of $543,750, the assumption of debt by ITF in the amount of $1,335,876, and 20% of the common stock of ITF valued at $181,250. As a result of the transaction, the Company owns 80% of ITF and the Tindells own 20%.

On February 9, 1998, ITF purchased two other properties located along Interstate Highway 40 ("I-40") in eastern Oklahoma from the Stuckey's Management Group, L. L. C. for a total cash consideration of $490,147. Each property contains a service station, convenience store and a small restaurant. One of the properties is located at Exit 262 North on I-40 near Checotah, Oklahoma. The second property is located at Exit 212 South on I-40 near Cromwell, Oklahoma.

ITF will complete renovations and development of certain of the properties in the near future as it intends to continue servicing the needs of the interstate highway traveler.

      The Company had no affiliation with Toby Tindell and his wife, Tindell Enterprises, Inc. or Stuckey's Management Group, L. L. C.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

      Not applicable.

(b) Pro Forma financial information.

      Not applicable.

(c) Exhibits.

The following exhibits are filed herewith:

      Exhibit No.               Description
      -----------               -----------

          2 Asset Purchase Agreement dated February 27, 1998, by and between Toby B. Tindell and Cristie R. Tindell and The Beard Company.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE BEARD COMPANY

                                          HERB MEE, JR.
                                          Herb Mee, Jr., President

Dated:  March 16, 1998

                              EXHIBIT INDEX

Exhibit No.        Description                 Method of Filing
    2        Asset Purchase Agreement dated   Filed herewith electronically
             February 27, 1998, by and
             between Toby B. Tindell and
             Cristie R. Tindell and The
             Beard Company